UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2003





                                 OFFICEMAX, INC.



             (Exact name of registrant as specified in its charter)

          OHIO                          1-13380                 34-1573735
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


                          3605 WARRENSVILLE CENTER ROAD
                           SHAKER HEIGHTS, OHIO 44122
               (Address of principal executive offices) (Zip Code)

                                 (216) 471-6900
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 7.       Exhibits.
              ---------

Exhibit No.   Exhibit
-----------   -------

   99.1 Press release of OfficeMax, Inc. issued on December 9, 2003 announcing that OfficeMax shareholders have approved and adopted the Agreement and Plan of Merger to combine with Boise Cascade Corporation.



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




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                OFFICEMAX, INC.


                                   By:
                                            /s/ Ross H. Pollock
                                        ----------------------------------
                                        Name:   Ross H. Pollock
                                        Title:  Secretary



Date:  December 9, 2003



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




                                INDEX TO EXHIBITS


Exhibit No.   Exhibit
-----------   -------

   99.1 Press release of OfficeMax, Inc. issued on December 9, 2003 announcing that OfficeMax shareholders have approved and adopted the Agreement and Plan of Merger to combine with Boise Cascade Corporation.





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